UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments – Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: May 31, 2013

Item 1. Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of May 31, 2013 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

		Cost	Value
Holdings by Category		($)	($)

96.6%	Common Stock	203,947,456	228,606,017
2.3%	Short-Term Investments	5,418,272	5,418,272

98.9%	Total Investments	209,365,728	234,024,289
1.1%	Other Assets and Liabilities, Net		2,713,854

100.0%	Net Assets		236,738,143

	Number	Value
Security	of Shares	($)

Common Stock 96.6% of net assets

Australia 8.1%

Real Estate 8.1%
Australand Property Group	378,100	1,255,431
CFS Retail Property Trust Group	309,900	594,105
Commonwealth Property Office Fund	2,510,460	2,636,161
Dexus Property Group	932,300	976,752
Goodman Group	54,000	263,548
GPT Group	574,300	2,126,892
Investa Office Fund	76,400	232,585
Westfield Group	612,640	6,724,366
Westfield Retail Trust	1,453,441	4,265,286

		19,075,126

Austria 1.1%

Real Estate 1.1%
Conwert Immobilien Invest SE	20,900	243,824
Immofinanz AG *	609,600	2,494,282

		2,738,106

Brazil 2.0%

Consumer Durables & Apparel 0.2%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	59,200	469,885

Real Estate 1.8%
BR Malls Participacoes S.A.	33,900	348,212
BR Properties S.A.	349,500	3,428,422
Sonae Sierra Brasil S.A.	34,300	453,693

		4,230,327

		4,700,212

Canada 4.0%

Real Estate 4.0%
Boardwalk Real Estate Investment Trust	23,279	1,369,683
Brookfield Canada Office Properties	14,796	406,310
Brookfield Office Properties, Inc.	102,963	1,769,762
Canadian Apartment Properties Real Estate Investment Trust	119,014	2,827,408
Canadian Real Estate Investment Trust	6,493	274,062
Cominar Real Estate Investment Trust	94,900	2,062,307
RioCan Real Estate Investment Trust	27,700	734,748

		9,444,280

Chile 0.6%

Real Estate 0.6%
Parque Arauco S.A.	642,860	1,462,760

China 0.5%

Real Estate 0.5%
C C Land Holdings Ltd.	1,508,000	454,335
China Resources Land Ltd.	205,200	626,925

		1,081,260

Finland 0.4%

Real Estate 0.4%
Sponda Oyj	136,100	704,385
Technopolis Oyj	45,400	272,620

		977,005

France 2.2%

Real Estate 2.2%
Unibail-Rodamco SE	21,337	5,242,100

Germany 1.5%

Real Estate 1.5%
Alstria Office REIT AG *	81,800	989,091
Deutsche Wohnen AG	67,649	1,259,424
DIC Asset AG	64,100	696,974
Patrizia Immobilien AG *	60,400	713,332

		3,658,821

Hong Kong 10.5%

Real Estate 10.5%
Champion REIT	2,386,000	1,127,452

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Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
China Overseas Land & Investment Ltd.	90,800	269,160
Great Eagle Holdings Ltd.	432,000	1,706,411
Henderson Land Development Co., Ltd.	212,000	1,485,915
Hongkong Land Holdings Ltd.	239,500	1,655,773
Hysan Development Co., Ltd.	917,000	4,064,975
Kerry Properties Ltd.	1,001,200	4,045,907
New World Development Co., Ltd.	723,000	1,145,905
Poly Property Group Co., Ltd. *	1,181,000	794,481
Regal Real Estate Investment Trust	1,403,000	440,692
Sun Hung Kai Properties Ltd.	278,354	3,683,459
The Link REIT	259,000	1,335,786
Wharf Holdings Ltd.	346,400	3,065,122

		24,821,038

India 0.3%

Real Estate 0.3%
Housing Development & Infrastructure Ltd. *	1,127,400	833,339

Indonesia 1.2%

Real Estate 1.2%
PT Ciputra Development Tbk	3,782,000	595,195
PT Pakuwon Jati Tbk	21,709,500	930,326
PT Summarecon Agung Tbk	4,372,400	1,249,895

		2,775,416

Israel 0.6%

Real Estate 0.6%
Azrieli Group	46,700	1,341,997

Japan 11.7%

Real Estate 11.7%
Aeon Mall Co., Ltd.	55,100	1,442,797
Daiwa House Industry Co., Ltd.	130,000	2,456,733
GLP J-Reit	1,800	1,655,314
Goldcrest Co., Ltd.	45,000	961,762
Hankyu Reit, Inc.	100	530,937
Japan Hotel REIT Investment Corp.	4,300	1,679,301
Japan Logistics Fund, Inc.	200	1,847,901
Kenedix Realty Investment Corp.	100	384,308
MID REIT, Inc.	600	1,367,095
Mitsubishi Estate Co., Ltd.	224,400	5,528,537
Mitsui Fudosan Co., Ltd.	216,500	5,972,870
Orix JREIT, Inc.	300	322,948
Sumitomo Realty & Development Co., Ltd.	96,000	3,671,465

		27,821,968

Malaysia 0.2%

Real Estate 0.2%
CapitaMalls Malaysia Trust	420,200	250,845
IGB Corp Bhd	242,300	202,503

		453,348

New Zealand 0.2%

Real Estate 0.2%
Kiwi Income Property Trust	432,600	412,447

Philippines 0.7%

Real Estate 0.7%
Megaworld Corp.	5,103,000	440,377
SM Prime Holdings, Inc. (b)	2,413,725	1,142,051

		1,582,428

Singapore 4.1%

Real Estate 4.1%
Ascott Residence Trust	1,132,000	1,199,417
CapitaCommercial Trust	1,164,200	1,392,520
CapitaLand Ltd.	186,600	507,685
CDL Hospitality Trusts	1,075,200	1,560,264
Fortune Real Estate Investment Trust	423,000	392,888
Global Logistic Properties Ltd.	1,569,300	3,470,696
UOL Group Ltd.	113,000	595,799
Yanlord Land Group Ltd.	505,000	567,434

		9,686,703

South Africa 0.4%

Real Estate 0.4%
Growthpoint Properties Ltd.	165,700	416,974
SA Corporate Real Estate Fund Nominees Pty Ltd.	1,204,500	465,666

		882,640

Sweden 0.4%

Real Estate 0.4%
Fabege AB	19,300	213,942
Fastighets AB Balder, B Shares *	70,603	559,374
Hufvudstaden AB, A Shares	15,700	206,272

		979,588

Thailand 0.5%

Real Estate 0.5%
Central Pattana PCL	430,600	764,484
CPN Retail Growth Leasehold Property Fund	526,700	342,725

		1,107,209

United Kingdom 3.5%

Consumer Services 0.3%
Millennium & Copthorne Hotels plc	73,500	623,185

Real Estate 3.2%
British Land Co., plc	374,800	3,448,874

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
Grainger plc	396,600	926,022
Great Portland Estates plc	36,600	306,426
Land Securities Group plc	93,588	1,320,117
Segro plc	386,100	1,627,057

		7,628,496

		8,251,681

United States 41.9%

Real Estate 41.9%
Alexander’s, Inc.	2,400	730,536
Alexandria Real Estate Equities, Inc.	9,859	675,341
American Assets Trust, Inc.	53,900	1,735,580
AvalonBay Communities, Inc.	9,324	1,236,922
Boston Properties, Inc.	35,651	3,799,684
Chesapeake Lodging Trust	42,100	949,355
DiamondRock Hospitality Co.	60,700	577,257
Duke Realty Corp.	97,480	1,615,244
EPR Properties	21,200	1,111,304
Equity Residential	60,900	3,443,895
Essex Property Trust, Inc.	36,766	5,777,409
Federal Realty Investment Trust	6,800	732,700
First Industrial Realty Trust, Inc.	169,300	2,859,477
Forest City Enterprises, Inc., Class A *	217,800	4,085,928
General Growth Properties, Inc.	125,400	2,574,462
HCP, Inc.	132,848	6,294,338
Home Properties, Inc.	27,800	1,689,406
Host Hotels & Resorts, Inc.	213,253	3,793,771
Kilroy Realty Corp.	24,400	1,291,004
LaSalle Hotel Properties	85,108	2,246,851
Prologis, Inc.	78,971	3,182,531
Senior Housing Properties Trust	44,300	1,145,155
Simon Property Group, Inc.	68,181	11,348,046
SL Green Realty Corp.	70,500	6,132,090
Sunstone Hotel Investors, Inc. *	303,600	3,661,416
Tanger Factory Outlet Centers, Inc.	125,800	4,337,584
Taubman Centers, Inc.	61,200	4,931,496
The Macerich Co.	31,300	2,031,683
UDR, Inc.	98,703	2,405,392
Ventas, Inc.	108,767	7,762,701
Vornado Realty Trust	60,222	4,814,749
Washington Real Estate Investment Trust	10,900	303,238

		99,276,545

Total Common Stock
(Cost $203,947,456)		228,606,017

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 2.3% of net assets

Time Deposit 2.2%
Skandinaviska Enskilda Banken
US Dollar
0.03%, 06/03/13	5,202,278	5,202,278

U.S. Treasury Bills 0.1%
U.S. Treasury Bills
0.01%, 06/20/13 (a)(c)	100,000	99,999
0.09%, 06/20/13 (a)(c)	116,000	115,995

		215,994

Total Short-Term Investments
(Cost $5,418,272)		5,418,272

End of Investments.

At 05/31/13, the tax basis cost of the fund’s investments was $211,473,565 and the unrealized appreciation and depreciation were $28,019,485 and ($5,468,761), respectively, with a net unrealized appreciation of $22,550,724.

As of 05/31/13, the values of certain foreign securities held by the fund aggregating $107,649,452 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	The rate shown is the purchase yield.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at 05/31/13.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 06/21/13	56	4,561,200	27,103

Under procedures approved by the fund’s Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

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Portfolio Holdings (Unaudited) continued

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures and forward foreign currency exchange contracts: Futures and forwards are valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s forward exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.

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Portfolio Holdings (Unaudited) continued

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of May 31, 2013:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$116,444,354	$—	$—	$116,444,354
Australia[1]	—	19,075,126	—	19,075,126
Austria[1]	—	2,738,106	—	2,738,106
China[1]	—	1,081,260	—	1,081,260
Finland
Real Estate	272,620	704,385	—	977,005
France[1]	—	5,242,100	—	5,242,100
Germany
Real Estate	989,091	2,669,730	—	3,658,821
Hong Kong[1]	—	24,821,038	—	24,821,038
India[1]	—	833,339	—	833,339
Indonesia
Real Estate	1,249,895	1,525,521	—	2,775,416
Israel[1]	—	1,341,997	—	1,341,997
Japan[1]	—	27,821,968	—	27,821,968
New Zealand[1]	—	412,447	—	412,447
Philippines
Real Estate	—	440,377	1,142,051	1,582,428
Singapore
Real Estate	392,888	9,293,815	—	9,686,703
South Africa
Real Estate	465,666	416,974	—	882,640
Sweden[1]	—	979,588	—	979,588
United Kingdom[1]	—	8,251,681	—	8,251,681
Short-Term Investments[1]	—	5,418,272	—	5,418,272

Total	$119,814,514	$113,067,724	$1,142,051	$234,024,289

Other Financial Instruments
Futures Contract[2]	$27,103	$—	$—	$27,103

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	February 28,	Gains	Gains	Gross	Gross	Transfers	Transfers	May 31,
Investments in Securities	2013	(Losses)	(Losses)	Purchases	Sales	in	out	2013

Common Stock
Philippines	$—	$—	$15,323	$—	$—	$1,126,728	$—	$1,142,051

Total	$—	$—	$15,323	$—	$—	$1,126,728	$—	$1,142,051

The funds policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended May 31, 2013. The transfers in the amount of $333,811 and $3,249,773 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of

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Portfolio Holdings (Unaudited) continued

international fair valuation by the fund as discussed above. The transfers in and out of Level 3 from Level 1 or Level 2 were the result of fair valued securities for which no quoted value was available.

REG406025MAY13

Item 2. Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 25, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 25, 2013

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	July 25, 2013